(GRAPHIC APPEARS HERE)



                                  Real Estate
                                Securities Fund



                                 Annual Report
                               December 31, 1999

REPORT HIGHLIGHTS

o U. S. real estate fundamentals are healthy for most property types and markets, and the vast majority of companies are posting excellent results. The real estate business continues to benefit from the strength of the overall economy.

o Capital market conditions for REITs remained negative for much of 1999, but have improved recently. Diminished selling pressure and heavy share repurchase activity have created a more favorable supply/demand picture for REIT shares. We believe that this change will begin to shift investors' focus toward company operating performance and current valuation levels and away from short term technical factors.

o Despite limited access to capital, we expect REIT earnings growth to remain at respectable levels. We are currently targeting FFO per share growth of 8 - 9% in 2000 and 6 - 8% in 2001. For most REITs, the primary driver of earnings growth is the leveraged effect of higher net operating income from existing assets. The majority of REITs with properties subject to long term leases continue to benefit from the rollover of below market rate leases. A number of REITs have generated above average growth due to new development activity.

o The REIT market is as cheap as it has been in our fifteen years in this business. As of the end of December, REIT stocks in the Fund's portfolio were trading at a discount of roughly 20% to our year-end NAV estimates. Also, the overall REIT industry is currently trading at an FFO multiple of 7.5x 2000 estimates versus an historical average multiple of over 12x.

o We believe these factors make this an excellent time to allocate assets to the real estate sector.

LETTER TO SHAREHOLDERS


Dear Shareholder:

         The Flag Investors Real Estate Securities Fund seeks total return, with a significant income component, by investing in a diversified portfolio of REITs and real estate operating companies.

         The sub advisor and portfolio manager, LaSalle Investment Management (Securities), has more than a dozen professionals dedicated solely to investing in public real estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.

Fund Performance

         On December 31, 1999, the Net Asset Value (NAV) of the Fund was $10.74 per Class A share and $10.72 per Class B share. In addition, 12 monthly dividends and one capital gains distribution were paid in 1999, totaling $0.58 per Class A share and $0.48 per Class B share.


Average Annual Total Return(1)
For the Periods Ended 12/31/99
                                                                     Since
                                              1-Year     3-Year   Inception(2)
------------------------------------------------------------------------------
Fund (net return)  A Shares                  (2.85)%    (2.09)%      8.05%
                   B Shares                  (3.50)%    (2.80)%      7.27%
                   Institutional Shares      (2.56)%      N/A       (3.02)%
Wilshire Real Estate Securities Index(3)     (3.19)%    (1.50)%      8.30%

----------
(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. These figures assume the reinvestment of dividends and capital gains and exclude the impact of any sales charge. If the maximum 4.5% sales charge for Class A Shares were reflected, the quoted performance would be lower. Returns for less than 1 year are not annualized. See additional Performance Information on page 12.
(2) Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97, Wilshire Real Estate Securities Index 12/31/94.
(3) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. The Index is unmanaged and individuals cannot invest in the Index.
Source: LaSalle Investment Management (Securities); Wilshire Associates.

         1999 was a year in which stock market leadership was commanded by a narrow group of high tech and large cap companies, with companies offering stable growth and current income almost completely ignored. REIT earnings were up more than 10% for the year, yet the stocks produced a negative total return. Most of this letter is devoted to analyzing the real estate market and the prospects of its public companies. In summary, we believe that there is little connection today between the companies' fundamentals and the market's perception, but that this situation will change, to the benefit of holders of real estate shares.

         The results of your portfolio were slightly better than the REIT market as a whole in 1999, with contributions from our concentration in apartment, office and industrial companies coupled with an underweighting in retail stocks. The portfolio is largely made up of high quality, higher growth companies, which we believe will benefit if broad market investors reallocate funds to the sector, and which should increase their dominance of their markets and sectors in the years to come.

Market Comment
         With the unhappy recent performance of real estate stocks versus the broad market, it is hard to believe that we are just now concluding the best decade in the history of the real estate business, and that industry conditions remain healthy and have the potential to be more stable than they have ever been. But this is the case.

         In 1990 the United States economy was in serious turmoil, with much of the discomfort caused by the expected imminent collapse of the banking and lending system largely brought on by the real estate excesses of the 1980s. The savings and loan industry was bankrupt, and every market had substantial numbers of vacant, or at least bankrupt properties and developments. The real estate industry was in depression, and the recession of the overall United States economy was beginning to take the California economy down to its worst levels since the Depression.

         Out of this trough of despair came an effective force for building a strong real estate industry, the public REIT. For the first time ever, the leading owners and developers of real estate were financed principally by equity, and had significant money to invest. In addition, the executives running the companies now had substantial capital of their own on the table subject to loss if their companies did not do well over the long term.

         Decisions became more conservative, with less temptation to do the next highly-levered deal in order to make payroll for the development team. With rated debt in the picture, company finances were more widely known, and companies were less likely to over-leverage. More information also made it more likely that new development would be curtailed if oversupply appeared imminent in a given market.

         This has resulted in conditions which promise solid real growth in real estate with reduced expectations of strong cyclical swings. Profitable prosperity is the hallmark of the United States real estate industry today, as it is of the Nation's economy as a whole.


Price Earnings Ratios: S&P500 Vs. REITs -- 1986-1999

                             (GRAPHIC APPEARS HERE)

              Valuation Comparison - REITs Vs S&P Through 12/31/99

               S&P 500          Price/4 Quarters Forward FFO Multiple
Q1  86         14.61            14
               15.2             14.85
Q3             14.02            15.14
               14.68            14.97
Q1  87         17.26            16.28
               17.52            16.66
Q3             17.26            15.03
               12.61            12.78
Q1  88         12.51            13.51
               12.18            13.53
Q3             11.61            13.52
               11.34            14.14
Q1  89         11.52            13.96
               12.18            14.6
Q3             13.53            14.47
               13.67            14.52
Q1  90         13.54            13.61
               14.32            13.37
Q3             12.24            10.52
               13.34            12.06
Q1  91         15.47            12.8
               15.96            12.32
Q3             17.01            12.98
               18.79            14.64
Q1  92         17.86            12.96
               17.44            12.95
Q3             17.55            13.78
               17.68            13.98
Q1  93         17.9             15.3
               17.3             14.35
Q3             16.9             14.7
               16.4             12.5
Q1  94         15.2             12.3
               14.7             12.1
Q3             14.8             11.4
               13.9             11.3
Q1  95         14.5             10.9
               15.1             11.1
Q3             13.7             11.2
               14.5             11.4
Q1  96         15.4             11.3
               15.6             11.4
Q3             14.1             11.8
               15.8             13.7
Q1  97         16.2             12.6
               18.9             12.9
Q3             20.7             13.6
               21.2             13
Q1  98         24.1             12.2
               25               11.3
Q3             19.9             9.6
               24.1             9.5
Q1  99         25.2             8.6
               26.9             8.8
Q3             23.3             8.1
Q4 99          26.7             8.1

Source: Goldman Sachs


         In a rational world this would translate into solid continuing gains in the prices of real estate companies. Alas, today's world is far from rational. The favorite word of REIT executives and analysts alike is "disconnect." Everyone sees that earnings and asset values are rising, but public market price for these assets continue to fall.

         One reason for the decline in REIT prices is that in the investment market greed has almost completely eclipsed fear. With inflation thought to be out of the picture, investors have moved away from hard assets and stable income producing investments and increasingly focused on growth and concept stocks.

         Another reason for the decline in the REIT market was the unusually high levels of equity issuance that took place in 1996 and 1997, with 25% of the entire REIT equity market's capitalization issued in 1997 alone. The departure of broad market investors from the REIT sector, following on the heels of such high levels of equity issuance, created an oversupply of REIT paper.

         Looking ahead, we believe the supply-demand picture for REIT shares will be much improved. Price pressure from unit investment trust redemptions and tax-loss selling has abated and we have begun to see some signs of renewed interest from both value investors and institutional real estate investors in response to unprecedented valuation levels.

         Just as important, the companies have shifted their focus from equity issuance to share repurchase programs. Over the next twelve months, we anticipate further shrinkage in the equity base of the industry which could help tilt the supply-demand balance in a direction that would be favorable to REIT pricing.

Capital Strategies
         More and more, companies are executing plans that assume they will not access additional public equity capital in the foreseeable future. Strategies vary. While development and value-added acquisitions continue, they are at a dramatically lower pace. The required return has increased, and the number of deals that qualify has dwindled. Capital is being recycled through the sale or joint-venture of more mature properties; occasionally these properties are spun off into new entities.

         Joint-ventures with institutional financial partners are proliferating, with the REIT as general partner with a promoted interest. These ventures are typically more highly levered than the REITs are themselves, with the leverage carried off the REITs' balance sheets. Balance sheet leverage is increasing, but coverage continues to be strong at two to three times. Often the best economic return on capital is the repurchase of a REIT's own stock. This is occasionally being carried to its logical conclusion through leveraged buyouts or liquidations.

Real Estate Fundamentals
         Earnings growth remained strong in 1999 for most companies in the major property sectors (apartment, retail, and office/industrial), albeit at a slightly lower level than 1998's record pace. The extra earning power generated by accretive acquisitions in 1997 and 1998 has been largely replaced with stronger internal growth as portfolios are being more effectively managed, and as slower-growth assets are being winnowed from portfolios. To some extent, then, a faster growth rate is being traded for higher-quality earnings.

Lasalle Investment Management Real Company Universe: Earnings Growth Estimates

Property                          Current              FFO/Share Growth
Type                            Div. Yield                `99 vs `98
---------------------------------------------------------------------
Apartments                         7.5%                       10.5%
Diversified                        6.9%                       14.9%
Factory Outlets                   13.2%                       12.8%
Health Care                       18.1%                        3.1%
Lodging                            6.5%                        6.7%
Manufactured Homes                 6.8%                        9.5%
Net Lease                         16.4%                        1.4%
Office/Industrial                  7.2%                       12.0%
Regional Malls                     9.4%                       10.1%
Self Storage                       7.6%                       11.1%
Shopping Centers                   9.6%                       11.3%
Weighted Average                   8.3%                       10.7%

Source: La Salle Investment Management (Securities)


Apartments

         1999 was a strong year in terms of fundamentals and relative performance in the apartment sector. New construction slowed modestly from 1998 levels and rental demand remained strong. As a result, occupancies remained between

94%-96% for most apartment REITs and rental growth continued to exceed inflation.

         Apartment REITs significantly outperformed the broader REIT market, posting a 10.7% total return. The strong relative performance of the sector reflects improving fundamentals and continued strong operating results for the better apartment companies.

         2000 should be another solid year for the apartment REITs. We are expecting the apartment companies to have above average FFO per share growth and NAV per share increases. We also believe the apartment sector has below average risk of deteriorating fundamentals. Companies focusing on infill markets and downtown development should have the strongest operating performance due to more favorable fundamentals. Top markets include northern and southern California, Boston, Chicago, New York City and Washington D.C.

Retail
         1999 was a banner year in terms of fundamentals in the retail industry. Consumer confidence and spending reached all time highs propelling total sales to increase 8.8% during the year; holiday sales were up 7.7%. Retail REITs, particularly the regional mall companies, should exceed expectations for the year and post FFO growth of 10-12%.

         Unfortunately, the strong operating results did not translate into capital market performance. Retail REITs significantly underperformed the broader REIT market, posting a -11.8% total return for the sector as a whole. We attribute the underperformance in retail primarily to fears about e-commerce.

         We have a positive near-term outlook for the regional mall group where leasing momentum appears to be quite strong. We believe that the strong retail environment will continue in 2000 and lead once again to above average internal growth and total FFO growth of 8-10%. We are also optimistic that the fears about e-commerce may subside somewhat this year. Savvy regional mall owners have dropped defensive posturing with respect to the Internet and are actively pursuing their own Internet initiatives to enhance the in-mall shopping experience.

         The neighborhood shopping center segment, which is more resilient to economic swings in either direction, will benefit less from the rosy economic outlook, but should continue to post positive internal growth in 2000. We maintain a cautious view of this type of retail because of the competitive nature of the retailing business and the lack of barriers to entry for new construction.

Office/Industrial
         Office REITs were one of the better performing sectors in 1999. The office REIT benchmark posted a total return of 3.3%. Fundamentals for office properties remained healthy in 1999. Suburban office vacancies increased somewhat to 10.6% (up 1.5% from 1998) while CBD office vacancies remained flat at 8.6%. New construction starts slowed in 1999 as a result of capital market discipline and office absorption remained strong.

         2000 is expected to be the peak year for new office deliveries. In addition, we anticipate a decline in net absorption due to slowing job growth. If we are correct, vacancies should increase modestly in 2000, but remain at healthy levels, and rental growth should slow to inflationary levels in most suburban markets. Select CBD markets should continue to experience much stronger rental growth. Many of the public office REITs will have strong built-in internal growth due to rollover of below market rate leases.

         We remain positive on the outlook for office REITs in 2000. The rollover of below market leases should continue to generate strong internal growth for many of the companies in the better markets. New development activity will also be a major earnings driver for selected companies. Many of the office REITs are still trading at attractive discounts to NAV.

         The industrial market is in a state of healthy equilibrium. Supply and demand for industrial space are usually fairly well matched and that is the case today. The growth in e-commerce should lead to strong demand for warehouse space in the next 18 months. However, we also anticipate a strong supply response. Market rental growth in the industrial sector is likely to be inflationary in all but the most infill or hard to replicate markets. Same store NOI growth in the industrial REIT market is likely to be in the 1.5% to 4.0% range.

Hotels
         Despite supply outpacing demand in 1999, RevPAR growth remained ahead of inflation at 3.2%. Full-service hotel companies continued to have the strongest results, with occupancies at 74% versus 60% for limited service hotels.

         An out-of-favor sector, hotel REIT stocks significantly underperformed the REIT market in 1999, down -16.2%. With supply expected to exceed demand growth again in 2000, internal growth estimates may come under pressure in 2000.

         Most of the hotel REIT stocks are trading at discounts to NAV greater than 25% and offer dividend yields greater than 12%. However, we remain cautious on the sector due to the current weakness in fundamentals and our expectation that fundamentals will not rebound until at least 2001.


Portfolio Distribution at December 31, 1999

                             (GRAPHIC APPEARS HERE)

                             East North Central 11%
              Southwest 12%                          Northeast 24%

              Southeast 14%                          Mountain 5%
                                                     Other 3%

              Mideast 9%                             Pacific 22%



         The portfolio is diversified among regions of the United States as well as among sectors. Regional emphasis is on locations that have solid underlying demographics combined with significant restrictions on the development of new supply. Thus there is an overweighting on the Northeast and West Coast, as well as on central business districts in "24-hour" cities.

Price Versus Net Asset Value
         The market increasingly uses Net Asset Value (NAV) as a method for determining the relative attractiveness of public real estate companies. NAV changes incorporate earnings growth and the real estate capitalization rates used to value these operating earnings. As the markets mature, earnings increases are expected to moderate, but to remain solid.

         Cap rates have been stable to slightly higher over the past few quarters. Higher interests rates and slowing market rent growth may continue to exert modest upward pressure on cap rates over the next several months. However, with most of the better companies projecting healthy net operating income increases, we believe NAV per share estimates should still increase over the next twelve months.

         Perhaps the most critical factor regarding NAVs in evaluating REITs is the very large discount of most companies' stock prices to their Net Asset Values today.


REIT Price Versus Net Asset Value

                             (GRAPHIC APPEARS HERE)


Historical Premium/Discount Of REIT
Stock To NAV As Of 12/31/99

Dec-93            0.077

                  0.073
                  0.108
                  0.128
                  0.056
                  0.076

Jun-94            0.053
                  0.038
                  0.013
                  0.002
                 -0.047
                 -0.081

Dec-94            0.045
                 -0.004
                 -0.009
                 -0.014
                 -0.036
                  0

Jun-95            0.001
                  0.014
                  0.016
                  0.042
                  0.017
                 -0.001

Dec-95            0.082
                  0.076
                  0.091
                  0.088
                  0.06
                  0.084
Jun-96            0.111
                  0.096
                  0.133
                  0.138
                  0.156
                  0.19
Dec-96            0.282
                  0.294
                  0.269
                  0.275
                  0.189
                  0.216
Jun-97            0.255
                  0.276
                  0.257
                  0.302
                  0.195
                  0.222
Dec-97            0.24
                  0.214
                  0.127
                  0.144
                  0.104
                  0.098
Jun-98            0.081
                  0.01
                 -0.08
                  0.005
                 -0.015
                 -0.009

Dec-98           -0.022
                 -0.052
                 -0.071
                 -0.117
                 -0.036
                  0

Jun-99           -0.015
                 -0.056
                 -0.073
                 -0.118
                 -0.15
                 -0.174

Dec-99           -0.165

Source: Green Street Advisors


Investment Strategy
         The majority of the Fund's portfolio continues to be invested in high quality, market dominant real estate operating companies. These tend to be larger companies that we believe are well positioned to generate consistent growth over time. They focus on building a business in specific industry segments; some have been able to develop brands, a rarity in the real estate industry. Quality is cheap today and the larger high quality companies should be first to rebound in a REIT market recovery.

LETTER TO SHAREHOLDERS (CONCLUDED)

         We generally avoid property owners with balance sheet constraints and/or inferior property management capabilities. Some of the companies with business and property problems will ultimately be liquidated. Occasionally, if such companies are trading at a compelling discount to net asset value, they may be included in our portfolios for shorter-term trading purposes.

         In general, we continue to find attractive investment opportunities in all of the major property sectors. Based on current valuation levels, with the exception of the health care and lodging sectors, the differences in valuation levels between the various property sectors are modest.

         Very truly yours,


/s/ William K. Morrill, Jr.    /s/ Keith R. Pauley      /s/ James A. Ulmer III

William K. Morrill, Jr.            Keith R. Pauley         James A. Ulmer III
     President                Executive Vice President       Vice President

January 31, 2000

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Dividend Declaration


                             1999 Year-End Dividend

            The Board of Directors has declared a year-end per share distribution payable on December 13 , 1999 to shareholders of record on December 6, 1999.

                               Class A         Class B       Institutional
                               Shares          Shares           Shares
Long-term capital gains        $0.14           $0.14            $0.14
                               =====           =====            =====


                          Dividends for Calendar 1999

         Total dividends declared for calendar 1999 are as follows:

                               Class A         Class B       Institutional
                                Shares          Shares           Shares
Income                          $0.44           $0.34            $0.47
Long-term capital gains          0.14            0.14             0.14
                                =====           =====            =====
Total distributions             $0.58           $0.48            $0.61


         Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Additional Performance Information
         The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. TheSEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

         Both the line graph and the SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B Shares investors who continued to hold their shares past the end of the specified time period.

         While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

         The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Change in Value of a $10,000 Investment in Class A Shares(1)
January 3, 1995-December 31, 1999

                             (GRAPHIC APPEARS HERE)

               Flag Investors Real Estate      Wilshire Real Estate
               Securities Fund $14,057         Securities Index $14,761
"1/95"          9,550                          10,000
                9,686                          10,210
"6/95"         10,159                          10,649
               10,767                          11,150
"12/95"        11,287                          11,551
               11,480                          12,036
"6/96"         11,987                          12,602
               12,718                          13,345
"12/96"        14,978                          15,801
               15,478                          16,085
"6/97"         16,010                          16,825
               18,187                          18,945
"12/97"        18,275                          18,907
               18,009                          18,765
"6/98"         17,186                          17,904
               14,380                          15,763
"12/98"        14,468                          15,613
               14,500                          15,650
"6/99"         15,606                          16,679
"12/99"        14,057                          14,761



Average Annual Total Return(1)

Periods Ended 12/31/99           1 Year        5 Years    Since Inception(2)
Class A Shares                   (7.22)%          --             7.04%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge.
(2) January 3, 1995.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Change in Value of a $10,000 Investment in Class B Shares(1)
January 3, 1995-December 31, 1999


                             (GRAPHIC APPEARS HERE)

                Flag Investors Real Estate     Wilshire Real Estate
                Securities Fund $14,053        Securities Index $14,761
1/95            10,000                         10,000
                10,125                         10,210
6/95            10,602                         10,649
                11,218                         11,150
12/95           11,740                         11,551
                11,911                         12,036
6/96            12,418                         12,602
                13,147                         13,345
12/96           15,457                         15,801
                15,943                         16,085
6/97            16,467                         16,825
                18,678                         18,945
12/97           18,421                         18,907
                18,126                         18,765
6/98            17,696                         17,904
                14,371                         15,763
12/98           14,408                         15,613
                14,410                         15,775
6/99            15,514                         16,679
                15,000                         15,000
12/99           14,053                         14,761


Average Annual Total Return(1)

Periods Ended 12/31/99              1 Year       5 Years   Since Inception(2)
   Class B Shares                   (7.36)%        --            7.03%

----------
(1) Past performance is not an indicator of future results.These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge.
(2) January 3, 1995.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Additional Performance Information (concluded)


Change in Value of a $10,000 Investment in Institutional Shares(1) March 31, 1997-December 31, 1999

                             (GRAPHIC APPEARS HERE)


                Flag Investors Real Estate     Wilshire Real Estate
                Securities Fund $9,190         Securities Index $7,878
3/97            10,000                         10,000
6/97            10,374                         10,469
                11,820                         11,791
12/97           11,884                         11,767
                18,424                         11,679
6/98            11,188                         11,143
                14,670                          9,810
12/98            9,431                          9,717
                 9,500                          9,800
6/99            10,188                         10,381
                 9,069                          8,039
12/99            9,190                          7,878


Average Annual Total Return(1)

Periods Ended 12/31/99          1 Year     5 Years    Since Inception(2)
   Institutional Shares         (2.56)%      --            (3.02)%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gains distributions.
(2) March 31, 1997.

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Schedule of Investments                                      December 31, 1999

                                                                                 Percent         Unrealized
                                                   Market          Market         of Net            Gain/
 Shares          Security                          Price           Value          Assets           (Loss)
-----------------------------------------------------------------------------------------------------------
Common Stock - 95.4%
Apartments - 22.8%
 31,300   Apartment Investment &
          Management Co.                           $39.81       $ 1,246,131        4.9%        $   213,711
 51,585   AvalonBay Communities, Inc.               34.31         1,770,010        6.9             (33,775)
 16,104   Camden Property Trust                     27.38           440,847        1.7             (33,180)
 29,150   Equity Residential
          Properties Trust                          42.69         1,244,341        4.8              85,445
 30,552   Post Properties, Inc.                     38.25         1,168,614        4.5              48,132
                                                                -----------       ----         -----------
                                                                  5,869,943       22.8             280,333
Diversified/Other - 9.7%
 28,500   Capital Trust - Class A(1)                 5.00           142,500        0.6            (170,664)
 79,000   Catellus Development Corp.(1)             12.81         1,012,187        3.9            (465,258)
 41,100   Vornado Realty Trust                      32.50         1,335,750        5.2             208,430
                                                                -----------       ----         -----------
                                                                  2,490,437        9.7            (427,492)
Factory Outlets - 3.1%
 26,700   Chelsea GCA Realty, Inc.                  29.75           794,325        3.1             (50,052)
                                                                -----------       ----         -----------
                                                                    794,325        3.1             (50,052)
Hotels/Motels - 7.6%
 44,983   Host Marriott Corp.                        8.25           371,110        1.5            (397,432)
 35,348   MeriStar Hospitality Corp.                16.00           565,568        2.2            (457,843)
 14,500   MeriStar Hotels &
               Resorts, Inc.(1)                      3.56            51,656        0.2             (38,470)
 28,800   Starwood Lodging Trust(1)                 23.50           676,800        2.6            (817,172)
 95,919   Wyndham Hotels(1)                          2.94           281,762        1.1          (1,601,218)
                                                                -----------       ----         -----------
                                                                  1,946,896        7.6          (3,312,135)
Mobile Homes - 0.6%
  5,200   Sun Communities, Inc.                     32.19           167,375        0.6             (12,172)
                                                                -----------       ----         -----------
                                                                    167,375        0.6             (12,172)
Office/Industrial - 34.3%
 50,000   Beacon Capital Partners(1,2)              12.00           600,000        2.3            (117,484)
 21,900   Boston Properties, Inc.                   31.12           681,637        2.6             (62,128)
 23,400   Crescent Real Estate
               Equities Co.                         18.38           429,975        1.7            (426,564)
 80,776   Duke Realty Investments, Inc.             19.50         1,575,132        6.1            (142,852)
 49,079   Equity Office Properties Trust            24.62         1,208,570        4.7            (219,880)

FLAG INVESTORS REAL ESTATE SECURITIES FUND


                                                                                 Percent         Unrealized
                                                   Market         Market          of Net            Gain/
 Shares                  Security                   Price          Value          Assets           (Loss)
-----------------------------------------------------------------------------------------------------------
  5,600   Kilroy Realty Corp.                      $22.00       $   123,200        0.5%        $    (3,480)
 47,000   Mack-Cali Realty Corp.                    26.06         1,224,938        4.8            (531,074)
 12,000   PS Business Parks, Inc.                   22.75           273,000        1.1             (18,405)
 53,100   Reckson Associates                        20.50         1,088,550        4.2             (64,639)
 13,500   SL Green Realty Corp.                     21.75           293,625        1.1              (8,993)
 37,100   Spieker Properties, Inc.                  36.44         1,351,831        5.2              32,136
                                                                -----------       ----         -----------
                                                                  8,850,458       34.3           1,563,363
Regional Malls - 3.8%
    900   Macerich, Co.                             20.81            18,731        0.0              (4,601)
 24,100   Rouse Company                             21.25           512,125        2.0            (161,931)
 20,000   Simon Property Group, Inc.                22.94           458,750        1.8            (104,750)
                                                                -----------       ----         -----------
                                                                    989,606        3.8            (271,282)
Retail - 4.9%
 40,700   Developers Diversified
               Realty Corp.                         12.88           524,013        2.0            (159,857)
 29,900   Entertainment
               Properties Trust                     13.19           394,306        1.5            (114,891)
  7,500   JDN Realty Corp.                          16.13           120,938        0.5             (37,875)
  6,500   Kimco Realty Corp.                        33.88           220,188        0.9             (30,031)
                                                                -----------       ----         -----------
                                                                  1,259,445        4.9            (342,654)
Self Storage - 7.8%
 52,000   Public Storage, Inc.                      22.69         1,179,750        4.6            (165,282)
 27,500   Storage USA, Inc.                         30.25           831,875        3.2            (130,601)
                                                                -----------       ----         -----------
                                                                  2,011,625        7.8            (295,883)
Warehouse/Industrial - 0.8%
 10,600   Prologis Trust                            19.25           204,050        0.8              (3,180)
                                                                -----------       ----         -----------
                                                                    204,050        0.8              (3,180)
Total Common Stock
     (Cost $30,582,040)                                          24,584,160       95.4          (5,997,880)
                                                                -----------       ----         -----------
Total Investments - 95.4%
     (Cost $30,582,040)(3)                                      $24,584,160       95.4%
                                                                ===========       ====

----------
(1) Non-income producing security.
(2) Security is fair valued by management using procedures adopted by the Board of Directors (see Note 1).
(3) Aggregate cost for federal tax purposes was $30,079,504.



                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities

                                                                 December 31, 1999
Assets:
     Investments, at Value (cost $30,582,040)                          $24,584,160
     Cash                                                                1,046,434
     Receivable for Fund Shares Sold                                       284,609
     Dividends Receivable                                                  257,885
     Prepaid and Other Assets                                               12,398
                                                                       -----------
                Total Assets                                            26,185,486
                                                                       -----------
Liabilities:
     Payable for Fund Shares Redeemed                                      359,960
     Distribution Payable                                                       94
     Accrued Expenses                                                       66,437
                                                                       -----------
                Total Liabilities                                          426,491
                                                                       -----------
Net Assets Applicable to 2,398,788 Shares Outstanding                  $25,758,995
                                                                       ===========
Net Asset Value and Redemption Price Per:
     Class A Share ($20,449,161/1,903,958 shares outstanding)               $10.74
                                                                            ======
     Class B Share ($4,724,948/440,894 shares outstanding)                  $10.72(1)
                                                                            ======
     Institutional Class Share ($584,886/53,936 shares outstanding)         $10.84
                                                                            ======
Maximum Offering Price Per:
     Class A Share ($10.74/.955)                                            $11.25
                                                                            ======
     Class B Share                                                          $10.72
                                                                            ======
     Institutional Class Share                                              $10.84
                                                                            ======

----------
(1) Redemption value is $10.29 following a maximum 4% contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Statement of Operations

                                                                For the
                                                                  Year
                                                                 Ended
                                                              December 31,
---------------------------------------------------------------------------
                                                                  1999
Investment Income:
     Dividends                                              $  2,005,739
     Interest                                                      9,345
                                                            ------------
                Total Income                                   2,015,084
                                                            ------------

Expenses:
     Investment Advisory Fee                                     221,377
     Distribution Fee
                Class A                                           68,055
                Class B                                           62,463
     Professional Fees                                           102,128
     Transfer Agent Fee                                           49,392
     Shareholder Reporting Fee                                    40,402
     Registration Fees                                            35,426
     Accounting Fee                                               33,167
     Custodian Fee                                                32,561
     Organization                                                 28,328
     Miscellaneous                                                 2,254
     Directors' Fee                                                2,000
                                                            ------------
                Total Expenses                                   677,553
     Less:Fees Waived                                           (206,400)
                                                            ------------
                Net Expenses                                     471,153
                                                            ------------
     Net Investment Income                                     1,543,931
                                                            ------------
Realized and unrealized gain/(loss) on investments:
     Net realized loss from security transactions             (1,583,256)
     Change in unrealized appreciation/
                depreciation of investments                   (1,018,806)
                                                            ------------
     Net loss on investments                                  (2,602,062)
                                                            ------------
Net decrease in net assets resulting from operations        $ (1,058,131)
                                                            ============



                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

                                                          For the Years Ended December 31,
                                                            1999                  1998
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                             $  1,543,931          $  2,007,708
     Net realized gain/(loss)
          from security transactions                     (1,583,256)              981,839
     Change in unrealized appreciation/depreciation
          of investments                                 (1,018,806)          (14,660,156)
                                                       ------------          ------------
     Net decrease in net assets resulting
          from operations                                (1,058,131)          (11,670,609)

Distributions to Shareholders from:
     Net investment income:
          Class A Shares                                 (1,094,740)           (1,296,479)
          Class B Shares                                   (204,218)             (249,595)
          Institutional Shares                              (24,521)              (24,043)
                                                       ------------          ------------
     Net realized long-term gains:
          Class A Shares                                   (278,279)           (1,218,097)
          Class B Shares                                    (58,997)             (295,348)
          Institutional Shares                               (6,919)              (23,198)
                                                       ------------          ------------
     Return of capital:
          Class A Shares                                         --              (103,847)
          Class B Shares                                         --               (21,830)
          Institutional Shares                                   --                (1,944)

     Total distributions                                 (1,667,674)           (3,234,381)
                                                       ------------          ------------

Capital Share Transactions:
     Proceeds from sale of shares                         3,801,514            15,886,815
     Value of shares issued in reinvestment
          of dividends                                    1,381,079             2,740,207
     Cost of shares redeemed                            (18,159,727)          (14,115,495)
                                                       ------------          ------------
     Increase/(decrease) in net assets derived from
          capital share transactions                    (12,977,134)            4,511,527
                                                       ------------          ------------
     Total decrease in net assets                       (15,702,939)          (10,393,463)

Net Assets:
     Beginning of year                                   41,461,934            51,855,397
                                                       ------------          ------------
     End of year                                       $ 25,758,995          $ 41,461,934
                                                       ============          ============


                       See Notes to Financial Statements.

                      This page intentionally left blank.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)


                                                                  For the
                                                                 Year Ended
                                                                 December 31,
-----------------------------------------------------------------------------
                                                                    1999
Per Share Operating Performance:
      Net asset value at beginning of period                      $ 11.64
                                                                  -------
Income from Investment Operations:
      Net investment income                                          0.53
      Net realized and unrealized gain/(loss) on investments        (0.85)
                                                                  -------
      Total from Investment Operations                              (0.32)
                                                                  -------

Less Distributions:
      Distributions from net investment income                      (0.44)
      Distributions from net realized capital gains                 (0.14)
      Return of capital                                                --
                                                                  -------
      Total distributions                                           (0.58)
                                                                  -------

      Net asset value at end of period                            $ 10.74
                                                                  =======

Total Return(2)                                                     (2.85)%
Ratios to Average Daily Net Assets:
      Expenses Before Waivers                                        1.86%
      Expenses After Waivers                                         1.25%
      Net investment income                                          4.67%
Supplemental Data:
      Net assets at end of period (000)                           $20,449
      Portfolio turnover rate                                           7%

----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

                                                            For the Period
                                                           January 3, 1995(1)
             For the Years Ended December 31,             through December 31,
------------------------------------------------------------------------------
       1998               1997                1996                 1995

     $ 15.78            $ 13.89              $ 11.20              $10.00
     -------            -------              -------              ------

        0.58               0.52                 0.61                0.56
       (3.79)              2.44                 2.90                1.21
     -------            -------              -------              ------
       (3.21)              2.96                 3.51                1.77
     -------            -------              -------              ------


       (0.46)             (0.60)               (0.58)              (0.49)
       (0.43)             (0.47)               (0.22)              (0.05)
       (0.04)                --                (0.02)              (0.03)
     -------            -------              -------              ------
       (0.93)             (1.07)               (0.82)              (0.57)
     -------            -------              -------              ------

     $ 11.64            $ 15.78              $ 13.89              $11.20
     =======            =======              =======              ======

      (20.82)%            22.01%               32.70%              18.19%

        1.55%              1.58%                2.28%               3.25%(3)
        1.25%              1.25%                1.25%               1.25%(3,4)
        4.28%              3.87%                5.29%               6.09%(3,4)

     $33,239            $41,773              $19,816              $7,171
          24%                35%                  23%                 28%



                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                  For the
                                                                 Year Ended
                                                                 December 31,
-----------------------------------------------------------------------------
                                                                     1999
Per Share Operating Performance:
      Net asset value at beginning of period                       $ 11.60
                                                                   -------
Income from Investment Operations:
      Net investment income                                           0.43
      Net realized and unrealized gain/(loss) on investments         (0.83)
                                                                   -------
      Total from Investment Operations                               (0.40)
                                                                   -------
Less Distributions:
      Dividends from net investment income                           (0.34)
      Distributions from net realized capital gains                  (0.14)
      Return of capital                                                 --
                                                                   -------
      Total distributions                                            (0.48)
                                                                   -------
      Net asset value at end of period                             $ 10.72
                                                                   =======
Total Return(2)                                                      (3.50)%
Ratios to Average Daily Net Assets:
      Expenses Before Waivers                                         2.61%
      Expenses After Waivers                                          2.00%
      Net investment income                                           3.89%
Supplemental Data:
      Net assets at end of period (000)                            $ 4,725
      Portfolio turnover rate                                            7%

----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

                                                   For the Period
               For the Years                      January 3, 1995(1)
             Ended December 31,                   through December 31,
-------------------------------------------------------------------------------
     1998            1997            1996                 1995

   $ 15.71          $13.84          $11.18                $10.00
   -------          ------          ------                ------

      0.47            0.42            0.52                  0.50
     (3.77)           2.42            2.89                  1.20
   -------          ------          ------                ------
     (3.30)           2.84            3.41                  1.70
   -------          ------          ------                ------

     (0.34)          (0.50)          (0.51)                (0.42)
     (0.43)          (0.47)          (0.22)                (0.05)
     (0.04)             --           (0.02)                (0.05)
   -------          ------          ------                ------
     (0.81)          (0.97)          (0.75)                (0.52)
   -------          ------          ------                ------
   $ 11.60          $15.71          $13.84                $11.18
   =======          ======          ======                ======
    (21.39)%         21.11%          31.67%                17.40%

      2.30%           2.33%           3.03%                 4.05%(3)
      2.00%           2.00%           2.00%                 2.00%(3,4)
      3.48%           3.12%           4.46%                 5.39%(3,4)

   $ 7,641          $9,799          $5,295                $3,016
        24%             35%             23%                   28%



                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

Financial Highlights--Institutional Shares
(For a share outstanding throughout each period)

                                                                                   For the Period
                                                   For the            For the     March 31, 1997(1)
                                                  Year Ended        Year Ended         through
                                                  December 31,      December 31,     December 31,
                                                     1999              1998              1997
Per Share Operating Performance:
     Net asset value at beginning
       of period                                    $11.74            $15.91            $14.19
                                                    ------            ------            ------
Income from Investment Operations:
     Net investment income                            0.58              0.58              0.47
     Net realized and unrealized
       gain/(loss) on investments                    (0.87)            (3.78)             2.14
                                                    ------            ------            ------
     Total from Investment Operations                (0.29)            (3.20)             2.61
                                                    ------            ------            ------
Less Distributions:
     Dividends from net investment
       income                                        (0.47)            (0.50)            (0.42)
     Distributions from net realized
       capital gains                                 (0.14)            (0.43)            (0.47)
     Return of capital                                  --             (0.04)               --
                                                    ------            ------            ------
     Total distributions                             (0.61)            (0.97)            (0.89)
                                                    ------            ------            ------
Net asset value at end of period                    $10.84            $11.74            $15.91
                                                    ======            ======            ======
Total Return                                         (2.56)%          (20.64)%           18.84%
Ratios to Average Daily Net Assets:
     Expenses Before Waivers                          1.61%             1.28%             1.39%(2)
     Expenses After Waivers                           1.00%             1.00%             1.00%(2)
     Net investment income(3)                         5.18%             4.73%             4.30%(2)
Supplemental Data:
     Net assets at end of period (000)              $  585            $  582            $  288
     Portfolio turnover rate                             7%               24%               35%

----------
(1) Commencement of operations.
(2) Annualized.



                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Notes to Financial Statements

NOTE 1--Significant Accounting Policies
         Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994, and began operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

         The Fund consists of three active share classes: Class A Shares and Class B Shares, which both began operations January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

         The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

         When preparing the Fund's financial statements in accordance with generally accepted accounting principles, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Furthermore, because of the inherent uncertainty of valuation, those estimated values may differ significantly from

FLAG INVESTORS REAL ESTATE SECURITIES FUND

NOTE 1--continued

            the values that would have been used had a ready market of the investments existed, and the differences could be material. At December 31, 1999, there was one Board valued security valued at $600,000, representing 2.3% of net assets of the Fund.

         B. Repurchase Agreements-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

         C. Federal Income Tax -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         D. Securities Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These

FLAG INVESTORS REAL ESTATE SECURITIES FUND

NOTE 1--concluded

            costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

            Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees Investment Company Capital Corp. ("ICC"), an indirect subsidiary of
Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the year ended December 31, 1999, ICC's advisory fee was $221,377 of which $13,937 was payable at the end of the year.

         ICC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICC waived fees of $206,400 for the year ended December 31, 1999.

         LaSalle Investment Management (Securities), L.P. ("LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays LaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

         ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1999, ICC's fee was $33,167 of which $2,310 was payable at the end of the year.

         ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1999, ICC's fee was $49,392 of which $11,218 was payable at the end of the year.

FLAG INVESTORS REAL ESTATE SECURITIES FUND

NOTE 2--concluded

         Certain officers and directors of the Fund are also officers or directors of ICC and LaSalle.

         ICC Distributors, Inc. provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of:0.25%, of the Class A Shares' average daily net assets and 1.00% of the Class B Shares average daily net assets. The fees for Class B Shares include a 0.25% shareholder servicing fee. For the year ended December 31, 1999, ICC's fee was $130,518 of which $8,125 was payable at the end of the year.

         Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the year ended December 31, 1999, custody fees amounted to $32,561 of which $7,065 was payable at the end of the year.

         The Fund participates along with other Flag Investors funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1999 was $339 and the accrued liability was $1,615.

Note 3--Capital Share Transactions
         The Fund is authorized to issue up to 30 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 15 million Class C, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

         On June 4, 1999, Bankers Trust Corporation, then the parent company of ICC, was acquired by Deutsche Bank AG. As a result, ICC became an indirect wholly owned subsidiary of Deutsche Bank AG.

                                                               Class A Shares
                                                    ------------------------------------
                                                        For the              For the
                                                       Year Ended           Year Ended
                                                      Dec. 31, 1999        Dec. 31, 1998
                                                    ---------------       --------------
Shares sold                                                 234,138              913,519
Shares issued to shareholders on
      reinvestment of dividends                             102,913              173,588
Shares redeemed                                          (1,289,617)            (878,163)
                                                     --------------         ------------
Net increase/(decrease) in shares outstanding              (952,566)             208,944
                                                     ==============         ============
Proceeds from sale of shares                         $    2,736,131         $ 12,447,914
Value of reinvested dividends                             1,159,479            2,258,875
Cost of shares redeemed                                 (14,527,139)         (11,380,062)
                                                     --------------         ------------
Net increase/(decrease) from capital
      share transactions                             $  (10,631,529)        $  3,326,727
                                                     ==============         ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Note 3--concluded

                                                               Class B Shares
                                                    --------------------------------------
                                                         For the              For the
                                                       Year Ended           Year Ended
                                                      Dec. 31, 1999        Dec. 31, 1998
                                                    ------------------  ------------------
Shares sold                                                  92,453              189,158
Shares issued to shareholders on
      reinvestment of dividends                              17,489               34,739
Shares redeemed                                            (327,505)            (188,973)
                                                     --------------         ------------
Net increase/(decrease) in shares outstanding              (217,563)              34,924
                                                     ==============         ============
Proceeds from sale of shares                         $    1,042,883         $  2,735,502
Value of reinvested dividends                               193,940              449,966
Cost of shares redeemed                                  (3,632,588)          (2,520,889)
                                                     --------------         ------------
Net increase/(decrease) from capital
      share transactions                             $   (2,395,765)        $    664,579
                                                     ==============         ============



                                                             Institutional Shares
                                                    --------------------------------------
                                                          For the             For the
                                                        Year Ended          Year Ended
                                                       Dec. 31, 1999       Dec. 31, 1998
                                                    ------------------  ------------------
Shares sold                                                   1,926               47,072
Shares issued to shareholders on
      reinvestment of dividends                               2,446                2,477
Shares redeemed                                                  --              (18,105)
                                                     --------------         ------------
Net increase in shares outstanding                            4,372               31,444
                                                     ==============         ============
Proceeds from sale of shares                         $       22,500         $    703,400
Value of reinvested dividends                                27,660               31,366
Cost of shares redeemed                                          --             (214,544)
                                                     --------------         ------------
Net increase from capital
      share transactions                             $      50,160          $    520,222
                                                     ==============         ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Notes to Financial Statements (concluded)

Note 4--Investment Transactions
         Excluding short-term obligations, purchases of investment securities aggregated $2,395,652 and sales of investment securities aggregated $15,583,238 for the year ended December 31, 1999.

         For Federal income tax purposes, the tax cost of investments held at December 31, 1999 was $30,079,504. At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $753,119, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,248,463.

Note 5--Net Assets
         On December 31, 1999, net assets consisted of:


Paid-in capital:
      Class A Shares                                          $26,061,514
      Class B Shares                                            5,839,588
      Institutional Shares                                        873,506
Accumulated net realized loss from security transactions       (1,017,733)
Unrealized depreciation of investments                         (5,997,880)
                                                              -----------
                                                              $25,758,995
                                                              ===========

NOTE 6 -- Federal Income Tax Information
         The Fund has deferred post October capital losses of $1,559,306 to next year.

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Report of Independent Accountants

To the Board of Directors and Shareholders of Flag Investors Real Estate Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Flag Investors Real Estate Securities Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 11, 2000

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Tax Information (Unaudited)
For the Tax Year Ended December 31, 1999

         We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

         The fund's distributions to shareholders included $344,195 from long-term capital gains; of which all was subject to the 20% rate gains category.

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Special Meeting (Unaudited)

         A Special Meeting of Shareholders (the "Special Meeting") was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement with ICC and a new sub-advisory agreement with LaSalle. Additionally, shareholders elected the Board of Director. The Special Meeting was reconvened on October 22, 1999, at which time shareholders voted not to eliminate or modify certain fundamental investment restrictions of the Fund.

         The results of the shareholder voting at the Special Meeting are as follows:

                                                                             Withheld/      Broker
Proposal                                         For            Against       Abstain      Non-Votes
----------------------------------------------------------------------------------------------------
Elect Richard T. Hale                           2,279,599                       28,316
Elect Richard R. Burt                           2,277,736                       30,179
Elect Joseph R. Hardiman                        2,279,599                       28,316
Elect Louis E. Levy                             2,279,599                       28,316
Elect Eugene J. McDonald                        2,279,599                       28,316
Elect Rebecca W. Rimel                          2,279,599                       28,316
Elect Truman T. Semans                          2,276,421                       31,494
Elect Robert H. Wadsworth                       2,279,599                       28,316
Investment Advisory Agreement
with ICC                                        2,280,712         11,690        15,513
Sub-Advisory Agreement with ICC and
LaSalle Investment Management, L.P.             2,276,132         14,236        17,547
Eliminate policy concerning
short sales                                       772,201         30,200        28,281       1,488,515
Eliminate policy regarding purchasing
of securities on margin                           764,777         39,517        26,388       1,488,515
Eliminate policy regarding purchases of
oil, gas and mineral interests                    776,562         27,981        26,140       1,488,514
Modify policy regarding borrowing                 770,948         34,418        25,317       1,488,514
Modify policy regarding loans                     773,430         30,820        26,433       1,488,514

FLAG INVESTORS REAL ESTATE SECURITIES FUND


Directors and Officers


                                RICHARD T. HALE
                                    Chairman

          RICHARD R. BURT                      WILLIAM K. MORRILL, JR.
              Director                                President

         JOSEPH R. HARDIMAN                        KEITH R. PAULEY
              Director                         Executive Vice President

           LOUIS E. LEVY                          JAMES A. ULMER III
              Director                              Vice President

         EUGENE J. MCDONALD                        CHARLES A. RIZZO
              Director                                Treasurer

          REBECCA W. RIMEL                          AMY M. OLMERT
              Director                                Secretary

          TRUMAN T. SEMANS                         DANIEL O. HIRSCH
              Director                           Assistant Secretary

        ROBERT H. WADSWORTH
              Director



Investment Objective

A mutual fund that seeks total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

              This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

              For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             (GRAPHIC APPEARS HERE)


                                    Balanced
                               Value Builder Fund

                                     Growth
                              Equity Partners Fund
                              Emerging Growth Fund

                                   Specialty
                              Communications Fund
                          Real Estate Securities Fund

                                 International
                               International Fund
                             European Mid-Cap Fund
                              Japanese Equity Fund

                                Top 50 Strategy
                                  Top 50 World
                                 Top 50 Europe
                                  Top 50 Asia
                                  Top 50 U.S.

                                  Fixed Income
                     Total Return U.S. Treasury Fund Shares
                         Short-Intermediate Income Fund

                                Tax-Free Income
                         Managed Municipal Fund Shares

                                  Money Market
                           Cash Reserve Prime Shares

                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                             www.flaginvestors.com

                             ICC Distributors, Inc.
                                                                  REANN(02/00)